SPDR® SERIES TRUST

SPDR S&P 400 Mid Cap Value ETF

(the “Fund”)

Supplement dated March 1, 2019 to the Summary Prospectus

dated October 31, 2018, as may be supplemented from time to time

Effective immediately, the Summary Prospectus is revised as follows:

•	The “PORTFOLIO MANAGERS” section on page 4 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Michael Feehily, Karl Schneider and Juan Acevedo.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Juan Acevedo is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. He joined the Adviser in 2000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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